SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 10, 2004

COMPUTER TASK GROUP, INCORPORATED
 (Exact name of registrant as specified in its charter)

New York	1-9410	16-0912632
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 Delaware Avenue, Buffalo, NY	14209
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (716) 882-8000

Not Applicable
 (Former name or former address, if changed since last report)

Item 12. Results of Operations and Financial Condition

            On February 10, 2004, the Registrant hosted a publicly available telephone conference call concerning 4th Quarter 2003 earnings.  A copy of the transcript of the conference call is attached hereto as Exhibit 99 and is incorporated herein by reference.

Exhibits.

            99 - Transcript of a publicly available telephone conference call on February 10, 2004 concerning 4th Quarter 2003 earnings.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

COMPUTER TASK GROUP, INCORPORATED
(Registrant)
Date: February 11, 2004	By: /s/ Peter P. Radetich
Name: Peter P. Radetich
Title: Vice President & Secretary